UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 16, 2023

RICEBRAN TECHNOLOGIES
(Exact Name of registrant as specified in its charter)

California	0-32565	87-0673375
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25420 Kuykendahl Rd., Suite B300 Tomball, TX		77375
(Address of principal executive offices)		(Zip Code)

(281) 675-2421
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value per share	RIBT	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07         Submission of Matters to a Vote of Security Holders.

RiceBran Technologies (the “Company”) held its 2023 Annual Meeting of Shareholders (the “Annual Meeting”) on October 16, 2023. As of the close of business on August 30, 2023, the record date of the Annual Meeting, 6,607,776 shares of the Company’s common stock, no par value (the “Common Stock”), were outstanding and entitled to vote. Based on the results, at least 3,315,209 shares the Common Stock were voted in person or by proxy at the Annual Meeting, representing 50.17% percent of the shares entitled to be voted.

Set forth below are the proposals voted upon at the Annual Meeting and the voting results for each proposal.

Pursuant to the Company’s Bylaws, as amended, each proposal, including the election of directors, requires the affirmative vote of a majority of the shares of Common Stock represented and voting at the Annual Meeting (which shares voting affirmatively also constitute a majority of the required quorum). Each proposal received the affirmative vote of a majority of the shares voted at the Annual Meeting, including the election of each director. However, because broker non-votes were counted for purposes of determining the presence of a quorum, each proposal failed to receive the affirmative vote of a majority of the quorum. As a result, certain proposals voted upon at the Annual Meeting did not pass. Pursuant to Section 708.5 of the California Corporations Code, which requires the affirmative vote of a majority of the quorum for the election of directors at an uncontested meeting, the term of each director will end 90 days after the Annual Meeting at the latest.

1.         To elect three (3) directors to serve on the Board until the 2024 Annual Meeting of Shareholders or until their successors have been duly elected and qualified. Set forth below are the results on this proposal:

	Votes For	Votes Withheld	Broker Non-Votes
Eric Tompkins	990,997	196,685	2,127,527
Brent D. Rosenthal	955,618	232,064	2,127,527
David Chemerow	956,770	230,912	2,127,527

2.         To approve our Third Amended and Restated 2014 Equity Incentive Plan to increase by 500,000 shares the number of shares of our Common Stock authorized for issuance thereunder. Set forth below are the results on this proposal:

Votes For	Votes Against	Abstained	Broker Non-Votes
749,843	431,064	6,775	2,127,527

3.         To approve, on a non-binding advisory basis, the compensation paid to our named executive officers. Set forth below are the results on this proposal:

Votes For	Votes Against	Abstained	Broker Non-Votes
725,515	424,206	37,961	2,127,527

4.         To ratify our appointment of WithumSmith+Brown, PC as our independent registered public accounting firm for the year ending December 31, 2023. Set forth below are the results on this proposal:

Votes For	Votes Against	Abstained	Broker Non-Votes
3,029,070	131,520	154,619	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RICEBRAN TECHNOLOGIES

Date: October 20, 2023
	By:	/s/ William J. Keneally
	Name:	William J. Keneally
	Title:	Interim Chief Financial Officer and Secretary